UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2018

Vet Online Supply, Inc.
(Exact name of Company as specified in its charter)

Florida	000-55787	47-099750
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
6500 Live Oak Drive Kelseyville, CA 95451
(Address of principal executive offices)

Phone: 503-308-9173
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The Company hereby appoints Brad Pesu as its Exclusive Manufacturer’s Representative and Director of Sales for those products and services manufactured by Vet Online Supply. The Representative accepts this appointment and agrees to promote the sales of the Products and is authorized to sell any/all products, and any future products, manufactured by the company. The Company authorizes Brad Pesu to recruit and manage new sales representative(s), provided that the Company approves and accepts each appointment of any new sales representative(s). The newly appointed sales representative(s) will be managed by Brad Pesu for additional compensation for said management services.

Brad Pesu is a graduate from Purdue University with a Bachelor Degree in Interdisciplinary Engineering with emphasis in Chemical/Aeronautical Engineering. With more than 30 years experience in management with various small and large companies, such as Courtaulds Packaging and Bath & Body Works, where Mr. Pesu provided regulatory and compliance oversight, his experience and resources will allow the company to grow a strong and valuable sales force as Vet Online Supply moves forward in growing its core business of holistic CBD Pet Products.

The Representative will receive a twenty five (25%) commission on the GROSS invoice price of all orders received in or delivered, and the Company will issue and the Representative will receive $25,000 in the form of restricted Common Stock upon this appointment. For each newly appointed sales representative(s) recruited by the Representative, the Representative will receive ten percent (10%) of the newly appointed representative(s) commission and restricted stock issuance for signing a new contract, and/or approximately one percent (1%) of the total future gross sales receipt of any sale order procured by the newly appointed sales representative, and issuance of $2,500 in restricted common stock, provided that the newly appointed sales representative received $25,000 of restricted common stock pursuant with their agreement.

A copy of the Company’s press release announcing the Program and the Program Offer are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Exhibit No.	Description
99.1	Press Release Announcing the Appointment	Filed Herewith

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company, or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vet Online Supply, Inc.

Date: August 27, 2018	By:	/s/Daniel Rushford
Daniel Rushford
Chairman and CEO